0© 2022 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Second Quarter Fiscal Year 2022 EXHIBIT 99.2

1© 2022 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2022 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2021 (the “2021 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2021 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and • Competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2022 | Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2022, the Company revised the foreign exchange rates used to present segment revenues, Closed sales, and supplemental reporting, to further allocate the foreign exchange impact to the individual segment revenue metrics. The presentation of segment revenues and Closed sales for fiscal year 2020 and fiscal year 2021 provided has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2022 | Key messages Recurring revenue grew 19%, propelled by revenue from Closed sales, robust governance trends, and the continued successful integration of Itiviti Growth reflects disciplined execution against our multi-year plan across Governance, Capital Markets, and Wealth & Investment Management Fiscal year 2022 guidance reflects higher recurring revenue growth, impact of higher distribution revenues, and continued Adjusted EPS growth of 11-15% Broadridge delivered another strong quarter1 2 3 4

4© 2022 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Extend Governance Grow Capital Markets Build Wealth & Investment Mgmt. $427M +10% YoY $224M +41% YoY $146M +15% YoY Q2’22 Highlights • Continued strong position growth across both funds and equities • End-to-end vote confirmation will enhance corporate governance process for 2,500+ issuers • Itiviti contributing strong sales and delivering integrated product roadmap • Rolling out advisor workstations to approximately 17,000 UBS advisors and others • Strong Closed sales underscore strength of Broadridge value proposition 1. Excludes event and distribution revenue 1

5© 2022 | Broadridge continues to deliver strong and sustainable results Broadridge remains on track to drive another year of strong recurring revenue growth, powered by new sales, underlying volume growth, and targeted M&A, while investing for the long-term and delivering 11-15% Adjusted EPS growth 2nd Quarter results highlight continued execution against our long- term growth plan and enable increased investment 1 2 3 Broadridge remains well-positioned to achieve higher end of three- year growth objectives and drive long-term and sustainable growth

6© 2022 | Financial Overview

7© 2022 | Summary financial results $ in millions, except per share data SECOND QUARTER SUMMARY FINANCIAL RESULTS 2022 2021 Inc./(Dec.) Recurring revenues $798 $673 19% Total revenues 1,260 1,055 19% Operating income 69 79 (13%) Adjusted Operating income (Non-GAAP) 141 119 19% Adjusted Operating income margin (Non-GAAP) 11.2% 11.2% – Diluted earnings per share $0.40 $0.48 (17%) Adjusted earnings per share (Non-GAAP) $0.82 $0.73 12% Closed sales $83 $44 87% 1. Information about our use of Non-GAAP measures may be found on slides 20 – 25 1

8© 2022 | FY'19 FY'20 FY'21 FY'22 Recurring revenue increased 19% in second quarter 2022 $673 $798 Q2'21 Q2'22 RECURRING REVENUE GROWTH 10%10% $ in millions Guidance High end of 12 - 15% 6% +19%

9© 2022 | $127 $146 $158 $224 Q2'21 Q2'22 $136 $148 $21 $24 $86 $145 $166 Q2'21 Q2'22 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer $ in millions + 14% + 9% + 3% +15% ICS RECURRING REVENUES GTO RECURRING REVENUES Second quarter 2022 segment Recurring revenues $427 $387 Capital Markets Wealth & Investment Management $371 $285 +41% + 15% YoY Growth YoY Growth $89 +10% +30%

10© 2022 | INTERNAL TRADE GROWTH (ITG) 24% 20% 33% 39% 20% 5% 7% 11% 9% 12% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade volume growth 24% 12% (1)% 2% 1% FY’20 FY’21 26% 10% 10% 2% ITG 12%9% 1. Q2’21 positions represented 8% of total fiscal year 2021 positions. Q1’21: 5% | Q3’21: 32% | Q4’21: 55% 2. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 1 2

11© 2022 | Second quarter 2022 Recurring revenue growth drivers SECOND QUARTER 2022 RECURRING REVENUES GREW 19% TO $798M ICS $387M 8 pts (2) pts 4 pts 0 pts $427M GTO $285M 6 pts (2) pts 4 pts 22 pts $371M $ in millions Pts contribution to growth $673 $798 Q2'21 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q2'22 Recurring Revenue +7 pts (2) pts +4 pts +9 pts 19% 9% ORGANIC GROWTH

12© 2022 | $45 $73 $72 $76 $65 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 $1,055 $1,260 Q2'21 Total Revenue Recurring Event-Driven Distribution FX Q2'22 Total Revenue Second quarter 2022 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUE +12 pts +2 pts +5 pts 0 pts 19% SECOND QUARTER 2022 TOTAL REVENUE GROWTH DRIVERS $55M FY’15-FY’21 QUARTERLY AVERAGE $ in millions Pts contribution to growth

13© 2022 | 17.1% 17.5% 18.1% FY'19 FY'20 FY'21 FY'22 15.0% 13.8% 13.6% 5.5%7.5% 11.2% 11.2% Q2'21 Q2'22 +120 bps +40 bps +60 bps OPERATING INCOME MARGIN (GAAP) ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) ~18.5% Guidance Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN

14© 2022 | FY'20 FY'21 FY'22 $76 $113 YTD'21 YTD'22 $228 $232 Guidance Closed sales remain on track with fiscal year 2022 guidance $ in millions $240 – $280M CLOSED SALES

15© 2022 | YTD'21 YTD'22 $1.94 $2.16 $2.30 33% 11% 6% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Includes Software purchases and capitalized internal use software. 2. Net investments on new client conversions, including development of platform capabilities. 3. Includes acquisitions and minority investments. SELECT USES OF CASH YTD TOTAL CAPITAL RETURNS4 1 $236 FY'19 FY'20 FY'21 $29 $25 $ in millions, except per share data 5 3 6 $1.15 $1.28 6% 11% $102$102 $248 $269 $578 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. 5. FY’22 capital returns YTD net of option proceeds. FY’22 annual dividend amount subject to Board declaration. YOY GROWTH

16© 2022 | Fiscal Year 2022 Guidance FY’22 Guidance Updates / Changes Recurring revenue growth 12-15% High end Adjusted Operating income margin (Non-GAAP) ~19% ~18.5% Adjusted earnings per share growth (Non-GAAP) 11-15% No change Closed sales $240-$280M No change

17© 2022 | Appendix

18© 2022 | Confidential and Proprietary | Supplemental Reporting Detail ‒ Product Line Reporting (Unaudited) In the second quarter of fiscal year 2021, the Company changed its presentation of product line revenue reporting. Beginning with the first quarter of fiscal year 2022, the Company also revised the foreign exchange rates used to present segment revenues and supplemental reporting. Presentation of disaggregated revenue by product line in prior periods has been changed to conform to the current period presentation. 2020 2021 2022 Q2 % Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Q2 Growth Investor Communication Solutions ("ICS") Regulatory $783 $135 $145 $285 $375 $940 $165 $166 15% Data-driven fund solutions 331 79 86 86 93 344 83 89 3% Issuer 156 18 21 44 106 189 21 24 14% Customer communications 568 138 136 162 134 570 141 148 9% Total ICS recurring fee revenues 1,839 369 387 577 709 2,042 410 427 10% Equity and other 78 18 21 40 45 123 28 25 19% Mutual Funds 98 27 24 33 28 112 49 40 65% Total Event-driven fee revenues 176 45 45 73 72 235 76 65 44% Distribution 1,446 331 344 447 427 1,549 367 401 17% Total ICS Revenues $3,461 $746 $776 $1,097 $1,208 $3,827 $854 $893 15% Global Technology and Operations (“GTO”) Capital Markets $615 $156 $158 $159 $188 $661 $209 $224 41% Wealth and investment management 492 124 127 137 136 525 131 146 15% Total GTO recurring fee revenues 1,107 280 285 296 324 1,186 341 371 30% Foreign Currency Exchange (39) (9) (6) (3) (1) (19) (1) (4) (33)% Total Revenues $4,529 $1,017 $1,055 $1,390 $1,532 $4,994 $1,193 $1,260 19% Revenues by type Recurring fee revenues $2,946 $650 $673 $873 $1,033 $3,228 $751 $798 19% Event-driven fee revenues 176 45 45 73 72 235 76 65 44% Distribution revenues 1,446 331 344 447 427 1,549 367 401 17% Foreign currency exchange (39) (9) (6) (3) (1) (19) (1) (4) (33)% Total Revenues $4,529 $1,017 $1,055 $1,390 $1,532 $4,994 $1,193 $1,260 19%

19© 2022 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

20© 2022 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2022 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gains, and (vi) Software Charge. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. Investment Gains represents non-operating, non-cash gains on privately held investments. Software Charge represents a charge related to an internal use software product that is no longer expected to be used.

21© 2022 | Non-GAAP measures Adjusted EBITDA reflects Net earnings before interest, taxes, other non-operating (income)/expenses net, depreciation, amortization, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses and Software Charge. We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, and the Software Charge from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this press release.

22© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $7.1 million and $11.5 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2021, respectively, and $3.6 million and $12.8 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2020, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions 2021 2020 2021 2020 Operating income (GAAP) $68.9 $79.5 $172.1 $158.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 62.5 32.6 131.2 64.9 Acquisition and Integration Costs 7.8 0.7 10.7 2.4 Real Estate Realignment and Covid-19 Related Expenses 1.7 5.8 3.5 37.8 Software Charge — — — 6.0 Adjusted Operating income (Non-GAAP) $140.8 $118.6 $317.5 $269.1 Operating income margin (GAAP) 5.5% 7.5% 7.0% 7.6% Adjusted Operating income margin (Non-GAAP) 11.2% 11.2% 12.9% 13.0% 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions 2021 2020 2021 2020 Net earnings (GAAP) $47.2 $56.3 $114.4 $122.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 62.5 32.6 131.2 64.9 Acquisition and Integration Costs 7.8 0.7 10.7 2.4 Real Estate Realignment and Covid-19 Related Expenses 1.7 5.8 3.5 37.8 Investment Gains (7.5) — (7.5) (8.7) Software Charge — — — 6.0 Subtotal of adjustments 64.4 39.1 137.8 102.3 Taxable impact of adjustments (a) (14.3) (9.5) (28.7) (24.1) Adjusted Net earnings (Non-GAAP) $97.3 $85.9 $223.5 $200.3

23© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $7.1 million and $11.5 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2021, respectively, and $3.6 million and $12.8 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2020, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions, except per share amounts 2021 2020 2021 2020 Diluted earnings per share (GAAP) $0.40 $0.48 $0.97 $1.04 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.53 0.28 1.11 0.55 Acquisition and Integration Costs 0.07 0.01 0.09 0.02 Real Estate Realignment and Covid-19 Related Expenses 0.01 0.05 0.03 0.32 Investment Gains (0.06) — (0.06) (0.07) Software Charge — — — 0.05 Subtotal of adjustments 0.54 0.33 1.16 0.87 Taxable impact of adjustments (a) (0.12) (0.08) (0.24) (0.21) Adjusted earnings per share (Non-GAAP) $0.82 $0.73 $1.89 $1.70 6 Months Ended Dec. 31 Dollars in millions 2021 2020 Net cash flows (used in) provided by operating activities (GAAP) $(94.6) $83.3 Capital expenditures and Software purchases and capitalized internal use software (29.2) (50.8) Proceeds from asset sales — 18.0 Free cash flow (Non-GAAP) $(123.8) $50.5

24© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Year ended June 30, Dollars in millions 2021 2020 2019 Operating income (GAAP) $678.7 $624.9 $652.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 153.7 122.9 87.4 Acquisition and Integration Costs 18.1 12.5 6.4 IBM Private Cloud Charges — 32.0 — Real Estate Realignment and Covid-19 Related Expenses 45.3 2.4 — Software Charge 6.0 — — Adjusted operating income (Non-GAAP) $901.8 $794.8 $746.5 Operating income margin (GAAP) 13.6% 13.8% 15.0% Adjusted Operating income margin (Non-GAAP) 18.1% 17.5% 17.1%

25© 2022 | Confidential and Proprietary | Fiscal Year, 2022 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share – GAAP (5) – 0% growth Adjusted earnings per share – Non-GAAP 11-15% growth Adjusted Operating Income Margin (b) Operating income margin % - GAAP ~13.5% Adjusted Operating income margin % - Non-GAAP ~18.5% (Unaudited) (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, and Investment Gains, and is calculated using diluted shares outstanding. Fiscal year 2022 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.76 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Real Estate Realignment and Covid-19 Related Expenses. Fiscal year 2022 Non-GAAP Adjusted Operating income margin guidance estimates excludes approximately $280 million. Reconciliation of Non-GAAP to GAAP measures: Fiscal Year 2022 guidance

26© 2022 | Contacts W. Edings Thibault Edings.Thibault@Broadridge.com Sean Silva Sean.Silva@Broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through February 8, 2022 Domestic Dial-In: 1-877-344-7529 Access Code: 2652304 International Toll Dial-In: 1-412-317-0088 Passcode: 2652304 Click here for dial-ins by country Broadridge Fiscal Second Quarter 2022 Earnings Conference Call Live Call Information Date: February 1, 2022 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com